                              AOL TIME WARNER INC.
                             Impact of Restatements
                                   (Unaudited)

                                                          For the Three Months Ended
                                                   ----------------------------------------  Year Ended
                                                   3/31/00    6/30/00    9/30/00   12/31/00   12/31/00
                                                   -------    -------    -------   --------   --------
                                                          (millions, except per share amounts)
America Online Inc. (predecessor to AOL Time Warner Inc.)
Revenues.........................................   $1,814     $1,885     $1,945    $2,059     $7,703
Restatement......................................       -          -         (66)      (22)       (88)
                                                    ------     ------     ------    ------     ------
Restated Revenues ...............................   $1,814     $1,885     $1,879    $2,037     $7,615
                                                    ======     ======     ======    ======     ======

Advertising & Commerce Revenues..................     $528       $561       $594      $686     $2,369
Restatement......................................       -          -         (66)      (22)       (88)
                                                      ----       ----       ----      ----     ------
Restated Advertising & Commerce Revenues.........     $528       $561       $528      $664     $2,281
                                                      ====       ====       ====      ====     ======

EBITDA...........................................     $484       $554       $592      $631     $2,261
Restatement......................................       -          -         (30)      (22)       (52)
                                                      ----       ----       ----      ----     ------
Restated EBITDA..................................     $484       $554       $562      $609     $2,209
                                                      ====       ====       ====      ====     ======

Operating Income.................................     $376       $456       $482      $503     $1,817
Restatement......................................       -          -         (30)      (21)       (51)
                                                      ----       ----       ----      ----     ------
Restated Operating Income........................     $376       $456       $452      $482     $1,766
                                                      ====       ====       ====      ====     ======-

Net Income.......................................     $433       $338       $344       $37     $1,152
Restatement......................................       -          -         (18)      (13)       (31)
                                                      ----       ----       ----      ----     ------
Restated Net Income..............................     $433       $338       $326       $24     $1,121
                                                      ====       ====       ====       ===     ======

Diluted Income per Common Share..................   $ 0.17     $ 0.13     $ 0.13    $ 0.01     $ 0.45
Restatement......................................       -          -          -        -        (0.02)
                                                    ------     ------     ------    ------     ------
Restated Diluted Income per Common Share.........   $ 0.17     $ 0.13     $ 0.13    $ 0.01     $ 0.43
                                                    ======     ======     ======    ======     ======

AOL Time Warner (Pro Forma)
Revenues.........................................   $8,426     $9,026     $8,896   $10,377    $36,725
Restatement......................................       -          -         (66)      (22)       (88)
                                                    ------     ------     ------    ------    -------
Restated Revenues ...............................   $8,426     $9,026     $8,830   $10,355    $36,637
                                                    ======     ======     ======   =======    =======

Advertising & Commerce Revenues..................   $1,899     $2,299     $2,074    $2,634     $8,906
Restatement......................................       -          -         (66)      (22)       (88)
                                                    ------     ------     ------    ------     ------
Restated Advertising & Commerce Revenues.........   $1,899     $2,299     $2,008    $2,612     $8,818
                                                    ======     ======     ======    ======     ======

EBITDA...........................................   $1,581     $1,893     $1,821    $2,051     $7,346
Restatement......................................       -          -         (30)      (22)       (52)
                                                    ------     ------     ------    ------     ------
Restated EBITDA..................................   $1,581     $1,893     $1,791    $2,029     $7,294
                                                    ======     ======     ======    ======     ======

Operating Income.................................   $1,087     $1,403     $1,310    $1,493     $5,293
Restatement......................................       -          -         (30)      (21)       (51)
                                                    ------     ------     ------    ------     ------
Restated Operating Income........................   $1,087     $1,403     $1,280    $1,472     $5,242
                                                    ======     ======     ======    ======     ======

Net Income (Loss)................................   $  (40)    $  493     $  516    $  234     $1,203
Restatement......................................       -          -         (18)      (13)       (31)
                                                    ------     ------     ------    ------     ------
Restated Net Income (Loss).......................   $  (40)    $  493     $  498    $  221     $1,172
                                                    ======     ======     ======    ======     ======

Diluted Income (Loss) per Common Share...........   $(0.01)    $ 0.11     $ 0.12    $ 0.05     $ 0.28
Restatement......................................       -          -       (0.01)       -       (0.01)
                                                    ------     ------     ------    ------     ------
Restated Diluted Income (Loss) per Common Share..   $(0.01)    $ 0.11     $ 0.11    $ 0.05     $ 0.27
                                                    ======     ======     ======    ======     ======

                              AOL TIME WARNER INC.
                             Impact of Restatements
                                   (Unaudited)

                                                          For the Three Months Ended
                                                   ----------------------------------------  Year Ended
                                                   3/31/01    6/30/01    9/30/01   12/31/01   12/31/01
                                                   -------    -------    -------   --------   --------
                                                           (millions, except per share amounts)
AOL Segment (Historical)
Revenues.........................................   $2,125     $2,138     $2,196    $2,259     $8,718
Restatement(1)...................................      (13)       (28)       (16)      (17)       (74)
                                                    ------     ------     ------    ------     ------
Restated Revenues ...............................   $2,112     $2,110     $2,180    $2,242     $8,644
                                                    ======     ======     ======    ======     ======

Advertising & Commerce Revenues..................     $721       $706       $624      $637     $2,688
Restatement......................................      (13)       (28)       (16)      (17)       (74)
                                                      ----       ----       ----      ----     ------
Restated Advertising & Commerce Revenues.........     $708       $678       $608      $620     $2,614
                                                      ====       ====       ====      ====     ======

EBITDA...........................................     $684       $801       $742      $718     $2,945
Restatement(1)...................................       (1)        (7)        (6)      (17)       (31)
                                                      ----       ----       ----      ----     ------
Restated EBITDA..................................     $683       $794       $736      $701     $2,914
                                                      ====       ====       ====      ====     ======

Operating Income.................................     $548       $669       $602      $554     $2,373
Restatement......................................       -          (5)        (2)      (15)       (22)
                                                      ----       ----       ----      ----     ------
Restated Operating Income........................     $548       $664       $600      $539     $2,351
                                                      ====       ====       ====      ====     ======

AOL Time Warner (Historical)
Revenues.........................................   $9,080     $9,202     $9,320   $10,632    $38,234
Restatement(1)...................................      (14)       (42)       (16)      (18)       (90)
                                                    ------     ------     ------   -------    -------
Restated Revenues ...............................   $9,066     $9,160     $9,304   $10,614    $38,144
                                                    ======     ======     ======   =======    =======

Advertising & Commerce Revenues..................   $2,053     $2,278     $1,934    $2,222     $8,487
Restatement(1)...................................      (14)       (42)       (16)      (18)       (90)
                                                    ------     ------     ------   -------    -------
Restated Advertising & Commerce Revenues.........   $2,039     $2,236     $1,918    $2,204     $8,397
                                                    ======     ======     ======    ======     ======

EBITDA...........................................   $2,075     $2,537     $2,329    $2,715     $9,656
Restatement(2)...................................       (1)        (7)        (6)      (17)       (31)
                                                    ------     ------     ------   -------    -------
Restated EBITDA..................................   $2,074     $2,530     $2,323    $2,698     $9,625
                                                    ======     ======     ======    ======     ======

Operating Income (Loss)..........................   $ (147)   $   276     $   29   $   295    $   453
Restatement(2)...................................       -          (5)        (2)      (15)       (22)
                                                    ------     ------     ------   -------    -------
Restated Operating Income (Loss).................   $ (147)   $   271     $   27   $   280    $   431
                                                    ======    =======     ======   =======    =======

Net Loss.........................................  $(1,369)    $ (734)    $ (996)  $(1,822)   $(4,921)
Restatement(2)...................................       -          (3)        (1)       (9)       (13)
                                                    ------     ------     ------   -------    -------
Restated Net Loss................................  $(1,369)    $ (737)    $ (997)  $(1,831)   $(4,934)
                                                   =======     ======     ======   =======    =======

Diluted Loss per Common Share....................   $(0.31)    $(0.17)    $(0.22)   $(0.41)   $ (1.11)
Restatement......................................       -          -          -         -          -
                                                    ------     ------     ------    ------    -------
Restated Diluted Loss per Common Share...........   $(0.31)    $(0.17)    $(0.22)   $(0.41)   $ (1.11)
                                                    =======    =======    =======   ======    =======

AOL Time Warner (Pro Forma)
Revenues.........................................   $9,186     $9,349     $9,433   $10,624    $38,592
Restatement......................................      (14)       (42)       (16)      (18)       (90)
                                                    ------     ------     ------   -------    -------
Restated Revenues ...............................   $9,172     $9,307     $9,417   $10,606    $38,502
                                                    ======     ======     ======   =======    =======

Advertising & Commerce Revenues..................   $2,075     $2,317     $1,953    $2,206     $8,551
Restatement......................................      (14)       (42)       (16)      (18)       (90)
                                                    ------     ------     ------   -------    -------
Restated Advertising & Commerce Revenues.........   $2,061     $2,275     $1,937    $2,188     $8,461
                                                    ======     ======     ======    ======     ======

EBITDA...........................................   $1,730     $2,234     $2,059    $2,335     $8,358
Restatement(2)...................................       (1)        (7)        (6)       -         (14)
                                                    ------     ------     ------   -------    -------
Restated EBITDA..................................   $1,729     $2,227     $2,053    $2,335     $8,344
                                                    ======     ======     ======    ======     ======

Operating Income.................................   $1,137     $1,612     $1,438    $1,639     $5,826
Restatement(2)...................................       -          (5)        (2)        2         (5)
                                                    ------     ------     ------   -------    -------
Restated Operating Income........................   $1,137     $1,607     $1,436    $1,641     $5,821
                                                    ======     ======     ======    ======     ======

Net Income (Loss)................................   $  (51)    $  596     $  396    $ (466)    $  475
Restatement(2)...................................       -          (3)        (1)        1         (3)
                                                     -----     ------     ------    ------     ------
Restated Net Income (Loss).......................   $  (51)    $  593     $  395    $ (465)    $  472
                                                    =======    ======     ======    ======     ======

Diluted Income (Loss) per Common Share...........   $(0.01)    $ 0.13     $ 0.09    $(0.11)    $ 0.10
Restatement......................................       -          -          -         -          -
                                                     -----     ------     ------    ------     ------
Restated Diluted Income (Loss) per Common Share..   $(0.01)    $ 0.13     $ 0.09    $(0.11)    $ 0.10
                                                    ======     ======     ======    ======     ======

(1) Difference between AOL Segment and AOL Time Warner restatement relates to certain transactions for which the advertising was delivered by other AOL Time Warner divisions.

(2) Difference in historical and pro forma restatement relates to the impact of AOL Europe, which was not consolidated into the historical results of AOL Time Warner until January 1, 2002.

                              AOL TIME WARNER INC.
                             Impact of Restatements
                                   (Unaudited)

                                                      For the Three       For the Six
                                                      Months Ended        Months Ended
                                                      ------------        ------------
                                                   3/31/02    6/30/02        6/30/02
                                                   -------    -------        -------
                                                  (millions, except per share amounts)
AOL Segment (Historical)
Revenues.........................................   $2,297     $2,266        $4,563
Restatement(1)...................................       (6)        -             (6)
                                                    ------     ------        ------
Restated Revenues ...............................   $2,291     $2,266        $4,557
                                                    ======     ======        ======

Advertising & Commerce Revenues..................     $501       $412          $913
Restatement(1)...................................       (6)        -             (6)
                                                      ----       ----          ----
Restated Advertising & Commerce Revenues.........     $495       $412          $907
                                                      ====       ====          ====

EBITDA...........................................     $433       $473          $906
Restatement......................................      (15)         1           (14)
                                                      ----       ----          ----
Restated EBITDA..................................     $418       $474          $892
                                                      ====       ====          ====

Operating Income.................................     $262       $271          $533
Restatement......................................      (13)         3           (10)
                                                      ----       ----          ----
Restated Operating Income........................     $249       $274          $523
                                                      ====       ====          ====

AOL Time Warner (Historical)
Revenues.........................................   $9,764    $10,575       $20,339
Restatement(1)...................................      (12)        -            (12)
                                                    ------    -------       -------
Restated Revenues ...............................   $9,752    $10,575       $20,327
                                                    ======    =======       =======

Advertising & Commerce Revenues..................   $1,825     $2,070        $3,895
Restatement(1)...................................      (12)        -            (12)
                                                    ------     ------        ------
Restated Advertising & Commerce Revenues.........   $1,813     $2,070        $3,883
                                                    ======     ======        ======

EBITDA...........................................   $1,943     $2,463        $4,406
Restatement......................................      (15)         1           (14)
                                                    ------     ------        ------
Restated EBITDA..................................   $1,928     $2,464        $4,392
                                                    ======     ======        ======

Operating Income.................................   $1,209     $1,662        $2,871
Restatement......................................      (13)         3           (10)
                                                    ------     ------        ------
Restated Operating Income........................   $1,196     $1,665        $2,861
                                                    ======     ======        ======

Net Income (Loss)................................ $(54,240)   $   394      $(53,846)
Restatement......................................       (4)         2            (2)
                                                  --------    -------      --------
Restated Net Income (Loss)....................... $(54,244)   $   396      $(53,848)
                                                  ========    =======      ========

Diluted Income (Loss) per Common Share...........  $(12.25)    $ 0.09       $(12.12)
Restatement......................................       -          -             -
                                                   -------     ------       -------
Restated Diluted Income (Loss) per Common Share..  $(12.25)    $ 0.09       $(12.12)
                                                   =======     ======       =======


(1) Difference between AOL Segment and AOL Time Warner restatement relates to certain transactions for which the advertising was delivered by other AOL Time Warner divisions.

                              AOL TIME WARNER INC.
                 HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                             For the Three Months Ended
                                                   ----------------------------------------   Year Ended
                                                   3/31/00    6/30/00    9/30/00   12/31/00   12/31/00
                                                   -------    -------    -------   --------   --------
                                                           (millions, except per share amounts)
Revenues:
     Subscriptions...............................   $1,153     $1,185     $1,206    $1,233     $4,777
     Advertising and commerce....................      528        561        528       664      2,281
     Content and other...........................      133        139        145       140        557
                                                    ------     ------     ------    ------     ------

     Total revenues..............................    1,814      1,885      1,879     2,037      7,615

Costs of revenues................................     (987)      (924)      (958)   (1,007)    (3,876)
Selling, general and administrative..............     (432)      (476)      (443)     (513)    (1,864)
Amortization of goodwill and other intangible
     assets......................................      (19)       (19)       (26)      (35)       (99)
Merger and restructuring costs...................       -         (10)        -         -         (10)
                                                    ------     ------     ------    ------     ------

Operating income.................................      376        456        452       482      1,766

Interest income, net.............................       58         73         80        64        275
Other income (expense), net......................      280          7          9      (504)      (208)
Minority interest income (expense)...............       (1)         1         -         -          -
                                                    ------     ------     ------    ------     ------

Income before income taxes.......................      713        537        541        42      1,833
Income tax provision.............................     (280)      (199)      (215)      (18)      (712)
                                                    ------     ------     ------    ------     ------

Net income applicable to common shares...........   $  433     $  338     $  326    $   24     $1,121
                                                    ======     ======     ======    ======     ======


Basic net income per common share................   $ 0.19     $ 0.15     $ 0.14    $ 0.01     $ 0.48
                                                    ======     ======     ======    ======     ======

Diluted net income per common share..............   $ 0.17     $ 0.13     $ 0.13    $ 0.01     $ 0.43
                                                    ======     ======     ======    ======     ======

Average basic common shares......................  2,298.0    2,312.0    2,325.0   2,356.0    2,323.0
                                                   =======    =======    =======   =======    =======

Average diluted common shares....................  2,608.0    2,599.0    2,600.0   2,575.0    2,595.0
                                                   =======    =======    =======   =======    =======

                              AOL TIME WARNER INC.
                 HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                             For the Three Months Ended
                                                   ----------------------------------------  Year Ended
                                                   3/31/01    6/30/01    9/30/01   12/31/01   12/31/01
                                                   -------    -------    -------   --------   --------
                                                           (millions, except per share amounts)
Revenues:
     Subscriptions...............................  $ 3,857    $ 4,058    $ 4,190   $ 4,438    $16,543
     Advertising and commerce....................    2,039      2,236      1,918     2,204      8,397
     Content and other...........................    3,170      2,866      3,196     3,972     13,204
                                                   -------    -------    -------   -------    -------

     Total revenues..............................    9,066      9,160      9,304    10,614     38,144

Costs of revenues................................   (4,998)    (4,784)    (5,026)   (5,839)   (20,647)
Selling, general and administrative..............   (2,370)    (2,325)    (2,323)   (2,572)    (9,590)
Amortization of goodwill and other intangible
     assets......................................   (1,774)    (1,780)    (1,794)   (1,878)    (7,226)
Merger and restructuring costs...................      (71)        -        (134)      (45)      (250)
                                                   -------    -------    -------   -------    -------

Operating income (loss)..........................     (147)       271         27       280        431

Interest expense, net............................     (319)      (352)      (347)     (361)    (1,379)
Other expense, net...............................     (872)      (233)      (437)   (1,997)    (3,539)
Minority interest expense........................     (104)       (76)       (66)      (64)      (310)
                                                   -------    -------    -------   -------    -------

Loss before income taxes.........................   (1,442)      (390)      (823)   (2,142)    (4,797)
Income tax provision.............................       73       (347)      (174)      311       (137)
                                                   -------    -------    -------   -------    -------

Net loss applicable to common shares.............  $(1,369)   $  (737)   $  (997)  $(1,831)   $(4,934)
                                                   =======    =======    =======   =======    =======



Basic net loss per common share..................  $ (0.31)   $ (0.17)   $ (0.22)  $ (0.41)   $ (1.11)
                                                   =======    =======    =======   =======    =======

Diluted net loss per common share................  $ (0.31)   $ (0.17)   $ (0.22)  $ (0.41)   $ (1.11)
                                                   =======    =======    =======   =======    =======

Average basic common shares......................  4,412.7    4,434.9    4,439.9   4,428.8    4,429.1
                                                   =======    =======    =======   =======    =======

Average diluted common shares....................  4,412.7    4,434.9    4,439.9   4,428.8    4,429.1
                                                   =======    =======    =======   =======    =======

                              AOL TIME WARNER INC.
                 HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                      For the Three       For the Six
                                                      Months Ended        Months Ended
                                                      ------------        ------------
                                                   3/31/02    6/30/02        6/30/02
                                                   -------    -------        -------
                                                   (millions, except per share amounts)
Revenues:
     Subscriptions...............................   $4,740     $5,028        $9,768
     Advertising and commerce....................    1,813      2,070         3,883
     Content and other...........................    3,199      3,477         6,676
                                                    ------     ------        ------

     Total revenues..............................    9,752     10,575        20,327

Costs of revenues................................   (5,833)    (6,167)      (12,000)
Selling, general and administrative..............   (2,451)    (2,567)       (5,018)
Amortization of goodwill and other intangible
     assets......................................     (165)      (176)         (341)
Merger and restructuring costs...................     (107)        -           (107)
                                                    ------     ------       -------

Operating income.................................    1,196      1,665         2,861

Interest expense, net............................     (379)      (444)         (823)
Other expense, net...............................     (698)      (376)       (1,074)
Minority interest expense........................     (126)      (147)         (273)
                                                    ------     ------       -------

Income (loss) before income taxes and cumulative
     effect of accounting change.................       (7)       698           691

Income tax provision.............................       (2)      (302)         (304)
                                                    ------     ------       -------

Income (loss) before cumulative effect of
     accounting change...........................       (9)       396           387

Cumulative effect of accounting change...........  (54,235)        -        (54,235)
                                                   -------     ------       -------

Net income (loss) applicable to common shares     $(54,244)      $396      $(53,848)
                                                  ========       ====      ========


Basic income (loss) per common share before
     cumulative effect of accounting change......  $    -      $ 0.09       $  0.09
Cumulative effect of accounting change...........   (12.25)        -         (12.21)
                                                   -------     ------       -------
Basic net income (loss) per common share.........  $(12.25)    $ 0.09       $(12.12)
                                                   =======     ======       =======

Diluted income (loss) per common share before
     cumulative effect of accounting change......  $    -      $ 0.09       $  0.09
Cumulative effect of accounting change...........   (12.25)        -         (12.21)
                                                   -------     ------       -------
Diluted net income (loss) per common share.......  $(12.25)    $ 0.09       $(12.12)
                                                   =======     ======       =======

Average basic common shares......................  4,429.3    4,454.1       4,441.7
                                                   =======    =======       =======

Average diluted common shares....................  4,429.3    4,528.2       4,531.2
                                                   =======    =======       =======